UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2019
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.
(d)        On February 21, 2019, pursuant to the Certificate of Incorporation, as amended, of Farmer Bros. Co., a Delaware corporation (the “Company”), the Board of Directors of the Company (the “Board”) increased the number of directors from seven directors to eight directors and, at the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Hamideh Assadi to fill the newly created vacancy effective March 1, 2019. Ms. Assadi will serve as a Class II director with a term that is set to expire at the 2020 Annual Meeting of Stockholders. Ms. Assadi has also been appointed to the Audit Committee of the Board of Directors, effective March 1, 2019.

Ms. Assadi previously served as a Class II director of the Company from December 8, 2011 to December 7, 2017. During her previous tenure as a director, Ms. Assadi served on various Board committees, including the Audit Committee and the Compensation Committee.

For her service on the Board, Ms. Assadi will receive the cash compensation paid and equity compensation awarded by the Company to non-employee directors as described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the SEC on October 25, 2018 in connection with its 2018 Annual Meeting of Stockholders (the “2018 Proxy Statement”). In addition, the Company has entered into an Indemnification Agreement with Ms. Assadi, effective March 1, 2019, in the form previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2017. As set forth in the Director Compensation Table included in the 2018 Proxy Statement under the heading “Director Compensation,” Ms. Assadi received total non-employee director compensation of $51,221 in the fiscal year ended June 30, 2018, including $48,750 in cash compensation for her prior service on the Board of Directors in fiscal 2018. In accordance with the Company’s non-employee director compensation program, on March 1, 2019 Ms. Assadi will receive a pro-rated grant of restricted stock determined by dividing $48,750 by the closing price of the Company’s common stock on the Nasdaq Global Select Market on the grant date. The shares of restricted stock will be granted under the Farmer Bros. Co. 2017 Long-Term Incentive Plan pursuant to the Company's form of Restricted Stock Grant Agreement filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on December 4, 2017 and incorporated herein by reference.

A copy of the press release issued by the Company on February 26, 2019 regarding Ms. Assadi’s appointment as a director is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated February 27, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    February 27, 2019

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer